Vessel Charters	6 Months Ended
Jun. 30, 2017
Leases [Abstract]
Vessel Charters
Vessel Charters

The minimum estimated charter hire payments for the remainder of the year and the next four fiscal years, as at June 30, 2017, for the Partnership’s vessels chartered-in and vessels chartered-out are as follows:

	Remainder of 2017	2018	2019	2020	2021
Vessel Charters (i)	$	$	$	$	$
Charters-in – capital leases (ii)	56,207	138,934	119,499	110,468	97,888

Charters-out – operating leases (iii) (iv)	178,581	384,593	684,857	390,229	350,462
Charters-out – direct financing leases (iv)	27,531	46,756	39,065	39,172	39,065
	206,112	431,349	723,922	429,401	389,527

(i)
The Partnership owns 69% of Teekay BLT Corporation (or Teekay Tangguh Joint Venture), which is a party to operating leases whereby the Teekay Tangguh Joint Venture is leasing the Tangguh Hiri and Tangguh Sago liquefied natural gas (or LNG) carriers (or the Tangguh LNG Carriers) to a third party, which is in turn leasing the vessels back to the joint venture. The table does not include the Partnership’s minimum charter hire payments to be paid and received under these leases, which are described in more detail in Note 5 to the Partnership’s audited consolidated financial statements filed with its Annual Report on Form 20-F for the year ended December 31, 2016. Under the terms of the leasing arrangement for the Tangguh LNG Carriers, whereby the Teekay Tangguh Joint Venture is the lessee, the lessors claim tax depreciation on its lease of these vessels. As is typical in these types of leasing arrangements, tax and change of law risks are assumed by the lessee. Lease payments under the lease arrangements are based on certain tax and financial assumptions at the commencement of the leases. If an assumption proves to be incorrect, the lessor is entitled to increase the lease payments to maintain its agreed after-tax margin.

The carrying amount of tax indemnification guarantees of the Partnership relating to the leasing arrangement through the Teekay Tangguh Joint Venture as at June 30, 2017 was $7.3 million (December 31, 2016 – $7.5 million) and is included as part of other long-term liabilities in the Partnership’s consolidated balance sheets. The tax indemnification is for the duration of the lease contracts with the third parties plus the years it would take for the lease payments to be statute barred, which will end in 2033 for the vessels. Although there is no maximum potential amount of future payments, the Teekay Tangguh Joint Venture may terminate the lease arrangement on a voluntary basis at any time. If the lease arrangement terminates, the Teekay Tangguh Joint Venture will be required to pay termination sums to the lessor sufficient to repay the lessor’s investment in the vessels and to compensate it for the tax effect of the terminations, including recapture of any tax depreciation.

(ii)
As at June 30, 2017, the Partnership was a party, as lessee, to capital leases on two Suezmax tankers, the Teide Spirit and Toledo Spirit. Under these capital leases, the owner has the option to require the Partnership to purchase the two vessels. The charterer, who is also the owner, also has the option to cancel the charter contracts and the cancellation options are first exercisable in November 2017 and August 2018, respectively. The amounts in the table above assume the owner will not exercise its options to require the Partnership to purchase either of the vessels from the owner, but rather assume the owner will cancel the charter contracts when the cancellation right is first exercisable (in November 2017 and August 2018, respectively) and sell the vessels to a third party, upon which the remaining lease obligations will be extinguished. On August 10, 2017, the charterer of the Teide Spirit gave formal notification to the Partnership of its intention to terminate its charter contract in November 2017, subject to certain conditions being met and third party approvals being received.

The Partnership is also a party to capital leases on three LNG carriers, the Creole Spirit, Oak Spirit and Torben Spirit. Upon delivery of the Creole Spirit in February 2016, the Oak Spirit in July 2016 and the Torben Spirit in March 2017, the Partnership sold these vessels to a third party and leased them back under 10-year bareboat charter contracts ending in 2026 and 2027. The bareboat charter contracts are accounted for as capital leases. The obligations of the Partnership under the bareboat charter contracts are guaranteed by the Partnership. In addition, the guarantee agreements require the Partnership to maintain minimum levels of tangible net worth and aggregate liquidity, and not to exceed a maximum amount of leverage.

As at June 30, 2017, the Partnership has sale-leaseback agreements in place for five of its eight LNG carrier newbuildings scheduled to deliver in 2017 and 2018, and at such dates, the buyers will take delivery and charter each respective vessel back to the Partnership. As at June 30, 2017, the Partnership had received $172.6 million from the buyers, which has been recorded as current and long-term obligations under capital lease in the Partnership's consolidated balance sheets, and the buyers are obligated to pay to the Partnership a further $737 million for the remainder of 2017 to 2018.

(iii)
Minimum scheduled future operating lease revenues do not include revenue generated from new contracts entered into after June 30, 2017, revenue from unexercised option periods of contracts that existed on June 30, 2017, revenues from vessels in the Partnership's equity-accounted investments, or variable or contingent revenues. Therefore, the minimum scheduled future operating lease revenues should not be construed to reflect total charter hire revenues that may be recognized for any of the years.

(iv)
As described in Note 5 to the Partnership’s audited consolidated financial statements filed with its Annual Report on Form 20-F for the year ended December 31, 2016, the Tangguh LNG Carriers’ time-charter contracts and the two bareboat charter contracts to Awilco LNG ASA (or Awilco) are accounted for as direct financing leases. In June 2017, the Partnership reached an agreement with Awilco to defer a portion of charter hire and extend the bareboat charter contracts and related purchase obligations on both vessels to December 2019. This agreement has the effect of deferring between $10,600 per day and $20,600 per day per vessel from July 1, 2017 until December 2019, with such deferred amounts added to the purchase obligation amounts. As a result of the contract amendments, the charter contracts with Awilco will be reclassified to operating leases from direct finance leases upon the expiry of the original terms of the contracts with Awilco in November 2017 and August 2018.